DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington GNMA Income Fund completed another successful year. The total return for 1998 was 7.52%*, assuming the reinvestment of all dividends. This placed our performance in the top 10% of all GNMA-oriented mutual funds. We are even more excited about our longer-term results. According to Lipper, Inc., the Lexington GNMA Income Fund was the top-performing fund within its category over the last three years and has the second best record over the last ten years.

     The Fund's strong relative performance over the last decade is a product of two factors. First, we were able to discern the value of call-protected project loans in a period of declining interest rates and capitalize on this observation by investing a substantial portion of the Fund's assets in these securities. Second, we were quick to add to these holdings on any backup in yields because we anticipated a long-term secular decline in interest rates.

     We may have seen the bottom of the interest rate cycle in 1998. Yields, as measured by those of the ten-year U.S. Treasury bond, peaked at 16% during September 1981. Seventeen years later, ten-year U.S. Treasury bonds yielded 4.4%. We think this will prove to be a secular low. Here's why. Inflation will likely trend higher in the coming quarters. In selected areas, producers have responded to global over-capacity and have taken factories and mines off line. Broad commodity indices already may have bottomed. Labor market conditions are tight and likely will lead to wage pressure.

     It is true that bond yields are high relative to the current inflation level. However, these real yields will likely remain high. The widening current account deficit and low savings rate in the U.S. necessitates a huge inflow of foreign capital. High real yields will be needed to compensate these buyers for cross-currency risk. And those currency risks are great. The weakened financial condition of Japanese banks and insurance companies is prompting them to liquidate U.S. dollar assets and repatriate yen. Meanwhile the new Euro currency promises to make a strong run for international investor money flows. We expect a modest, but persistent, increase in U.S. bond yields during 1999.

     Portfolio changes are being made to reflect our more bearish market outlook. U.S. Treasury bond holdings have been reduced and further cutbacks are probable. Cash flow is being invested in project loans (mortgages on multi-family properties) with little or no lockout restrictions. Higher yielding, single family GNMA mortgage loans are up as a percentage of total assets. Currently, these securities offer excellent value. For example, at the close of 1998, GNMA 6.5% pass-through securities yielded 170 basis points more than U.S. Treasury bonds with a comparable maturity. This extra income should go a long way towards offsetting the total return impact of a decline in bond prices.

     We wish to thank our shareholders for their continued support.

Sincerely,


 /s/   Denis P. Jamison     /s/ Roseann McCarthy    /s/ Robert M. DeMichele
----------------------      --------------------    ------------------------
Denis P. Jamison            Roseann McCarthy        Robert M. DeMichele
Portfolio Manager           Portfolio Manager       President
February, 1999              February, 1999          February, 1999

--------------------------------------------------------------------------------

[The following table represents a line chart in the printed report.]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     LEXINGTON GNMA INCOME FUND, INC., AND
         THE UNMANAGED LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

               Year                Lexington GNMA          LBMBSI
           =========================================================
               12/30/88               $10,000             $10,000
               12/31/89               $11,560             $11,535
               12/31/90               $12,626             $12,772
               12/31/91               $14,615             $14,779
               12/31/92               $15,373             $15,809
               12/30/93               $16,612             $16,891
               12/31/94               $16,268             $16,619
               12/31/95               $18,857             $19,411
               12/30/96               $19,934             $20,449
               12/31/97               $21,968             $22,390
               12/31/98               $23,620             $23,948



                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/98
--------------------------------------------------------------------------------
FUND NAME                          1 YEAR         5 YEAR         10 YEAR
--------------------------------------------------------------------------------
LEXINGTON GNMA                      7.52%         7.29%           8.98%
INCOME FUND
--------------------------------------------------------------------------------
LEHMAN BROTHERS                     6.96%         7.23%           9.13%
MORTGAGE-BACKED
SECURITIES INDEX
--------------------------------------------------------------------------------


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index. Results for the Fund and the Lehman Brothers Mortgage-Backed Securities Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.



*7.52%, 7.29% and 8.98% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

For the period ended December 31, 1998, the Fund, according to Lipper, Inc., was ranked the following: one year-4th out of 51 funds; 3 years-1st out of 44 funds; 5 years-4th out of 32 funds and 10 years-2nd out of 23 funds.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


                                                             STATED           PRINCIPAL          VALUE
COUPON                                                      MATURITY           AMOUNT          (NOTE 1)
----------------------------------------------------   -----------------   --------------   --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 93.1%
10.25% .............................................        8/2029          $  1,007,352     $  1,120,991
9.25 ...............................................        8/2029            2,296,5241        2,547,695
9.00 ...............................................    5/2020-11/2027           972,837        1,066,248
8.75 ...............................................   11/2017-10/2023         3,180,774        3,522,537
8.50 ...............................................    6/2022-1/2023          3,393,806        3,498,983
8.25 ...............................................    3/2001-10/2038        6,771,8061        7,407,651
8.20 ...............................................    4/2012-5/2017          6,965,803        7,617,328
8.15 ...............................................    12/2011-9/2015        10,185,955       11,115,844
8.125 ..............................................    3/2036-6/2039          9,073,158        9,602,043
8.125* .............................................        3/2036               290,842          302,202
8.10 ...............................................    6/2012-7/2012          1,773,859        1,932,071
8.00 ...............................................   10/2012-11/2038        42,084,313       44,006,519
8.00* ..............................................       11/2038               260,892          262,032
7.875 ..............................................    6/2021-7/2038          9,926,500       10,355,412
7.875* .............................................        6/2021               333,021          333,021
7.75 ...............................................    8/2014-1/2036          2,073,788        2,122,833
7.75* ..............................................        8/2014               158,575          158,673
7.70 ...............................................        8/2013               803,789          867,835
7.65 ...............................................    12/2012-4/2031         3,875,805        4,156,287
7.625 ..............................................        8/2032             1,536,699        1,643,776
7.50 ...............................................    4/2013-8/2027          4,779,482        4,973,588
7.25 ...............................................    5/2022-8/2022          2,330,322        2,481,793
7.20 ...............................................        6/2014             2,825,210        3,005,317
7.00 ...............................................    5/2026-7/2028        58,042,9521       59,510,160
6.875 ..............................................       12/2039                25,000           25,570
6.875* .............................................       12/2039               705,000          721,081
6.75 ...............................................    6/2013-11/2018         6,660,535        6,806,290
6.70 ...............................................    8/2014-12/2014           434,469          455,106
6.65 ...............................................    12/2013-2/2015         1,630,375        1,703,221
6.625 ..............................................       11/2028               461,631          473,024
6.55 ...............................................       11/2013                 5,382            5,594
6.50 ...............................................    2/2022-5/2040         30,965,501       31,295,129
6.50* ..............................................        5/2040             3,854,278        3,930,130
6.25 ...............................................    4/2026-4/2028          5,512,799        5,520,595
6.00 ...............................................    7/2028-10/2028        19,862,265       19,694,627
5.65 ...............................................        7/2029               476,300          426,883
                                                                                             ------------
TOTAL GNMA CERTIFICATES (cost $246,530,391).........                                          254,668,089
                                                                                             ------------


U.S. GOVERNMENT OBLIGATIONS: 8.2%
U.S. Treasury Bills, 4.25%, due 02/04/99 .................................................       500,000           497,993
U.S. Treasury Bills, 4.35%, due 06/10/99 .................................................     3,900,000         3,825,159
U.S. Treasury Bonds, 5.50%, due 02/28/03 .................................................     1,300,000         1,338,402
U.S. Treasury Notes, 5.625%, due 04/30/00 ................................................    10,150,000        10,273,221
U.S. Strip Principle, 0.00%, due 11/15/15 ................................................    16,250,000         6,455,963
                                                                                                              ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $22,453,504) .....................................                      22,390,738
                                                                                                              ------------
TOTAL INVESTMENTS: 101.3% (cost $268,983,895+)(Note 1) ...................................                     277,058,827
Liabilities in excess of other assets: (1.3%) ............................................                      (3,467,709)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0% (equivalent to $8.53 per share on 32,069,991 shares outstanding).                    $273,591,118
                                                                                                              ============


* Construction loan securities issued on a when issued basis (Note 1).
1 Some or all of this security is segregated for construction loan securities
  (Note 1).
+ Aggregate cost for Federal income tax purposes is identical.



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value
   (cost $268,983,895) (Note1) ..................    $277,058,827
Cash ............................................          64,141
Receivable for shares sold ......................       1,001,960
Interest receivable .............................       1,590,174
                                                     ------------
Total Assets ....................................     279,715,102
                                                     ------------
LIABILITIES
Due to Lexington Management Corporation
   (Note 2) .....................................         126,382
Payable for investment securities purchased .....       5,642,199
Payable for shares redeemed .....................         104,894
Distributions payable ...........................         120,017
Accrued expenses ................................         130,492
                                                     ------------
Total Liabilities ...............................       6,123,984
                                                     ------------
NET ASSETS (equivalent to $8.53 per share on
   32,069,991 shares outstanding) (Note 3) ......    $273,591,118
                                                     ============
NET ASSETS consist of:
Capital stock-authorized 100,000,000
   shares, $.01 par value per share .............    $    320,700
Additional paid-in capital ......................     266,479,255
Distributions in excess of net investment
   income (Note 1) ..............................            (411)
Accumulated net realized loss on investments
   (Notes 1 and 5) ..............................      (1,283,358)
Unrealized appreciation of investments ..........       8,074,932
                                                     ------------
TOTAL NET ASSETS ................................    $273,591,118
                                                     ============


LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
Interest income .........................                $14,716,974
EXPENSES
   Investment advisory fee (Note 2) .....  $1,224,048
   Transfer agent and shareholder
     servicing expenses (Note 2) ........     508,917
   Accounting expenses (Note 2) .........     156,645
   Printing and mailing expenses ........      70,067
   Registration fees ....................      47,609
   Professional fees ....................      35,709
   Custodian expenses ...................      26,633
   Computer processing fees .............      20,203
   Directors' fees and expenses .........      18,810
   Other expenses .......................      51,306
                                           ----------
    Total expenses ......................                  2,159,947
                                                         -----------
     Net investment income ..............                 12,557,027
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on investments .....                   (279,621)
   Net change in unrealized
     appreciation of investments ........                  3,469,352
                                                         -----------
     Net realized and
       unrealized gain ..................                  3,189,731
                                                         -----------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ........................                $15,746,758
                                                         ===========


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                    1998               1997
                                              ----------------   ---------------
Net investment income .....................   $ 12,557,027        $  9,001,795
Net realized gain (loss) from
  investments .............................       (279,621)          2,716,315
Net change in unrealized appreciation
  of investments ..........................      3,469,352           2,258,584
                                              ------------        ------------
 Increase in net assets
   resulting from operations ..............     15,746,758          13,976,694
Distributions to shareholders from
  net investment income (Note 1) ..........    (12,506,951)         (9,107,074)
Increase in net assets from capital
  share transactions (Note 3) .............    112,280,539          19,424,028
                                              ------------        ------------
  Net increase in net assets ..............    115,520,346          24,293,648
NET ASSETS
  Beginning of period .....................    158,070,772         133,777,124
                                              ------------        ------------
 End of period (including
   distributions in excess of net
   investment income of $411, and
   undistributed net investment
   income of $404 in 1998 and
   1997, respectively) ....................   $273,591,118        $158,070,772
                                              ============        ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington GNMA Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.


WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed-generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.


CONSTRUCTION LOAN SECURITIES The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.


FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.


DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.


USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the year ended December 31, 1998.


The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $344,126, which are incurred by the Fund, but paid by LMC.


3. CAPITAL STOCK

Transactions in capital stock were as follows:

                                       Year ended
                                    December 31, 1998                   December 31, 1997
                            ---------------------------------   ----------------------------------
                                 Shares            Amount            Shares            Amount
                            ---------------   ---------------   ---------------   ----------------
Shares sold .............   19,566,899        $165,825,142       5,059,013        $41,657,370
Shares issued on
  reinvestment
  of dividends ..........    1,324,681          11,213,355         916,291          7,517,813
                            ----------        ------------       ---------        -----------
                            20,891,580         177,038,497       5,975,304         49,175,183
Shares redeemed .........   (7,639,373)        (64,757,958)     (3,624,917)       (29,751,155)
                            ----------        ------------      ----------        -----------
Net increase ............   13,252,207        $112,280,539       2,350,387        $19,424,028
                            ==========        ============      ==========        ===========

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $222,935,743 and $116,611,097, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,252,793 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $177,861.

5. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for Federal income tax purposes as of December 31, 1998 are:


                $1,054,628 expiring in 2003; and,
                    89,699 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


1Temporary  book-tax   differences  of  $139,031  are  the  result  of  deferred
post-October losses.

6. TAX INFORMATION (UNAUDITED)


The following tax information represents the designation of a tax benefit relating to year ended December 31, 1998:


The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

        U.S. Treasury.................................................. 8.82%
        Government National Mortgage Association.....................  90.58

LEXINGTON GNMA INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                                                  Year ended December 31,
                                                     --------------------------------------------------------------------------
                                                          1998          1997           1996           1995            1994
                                                     ------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of period ...............  $  8.40       $   8.12       $    8.19      $    7.60       $    8.32
                                                      -------       --------       ---------      ---------       ----------
Income (loss) from investment operations:
 Net investment income .............................     0.48          0.51             0.53           0.58            0.55
 Net realized and unrealized gain (loss) on
 investments .......................................     0.13          0.29            (0.08)          0.59           (0.72)
                                                      -------       -------       ----------      ---------       ----------
Total income (loss) from investment
 operations ........................................     0.61          0.80             0.45           1.17           (0.17)
                                                      -------       -------       ----------      ---------       ----------
Less distributions:
 Distributions from net investment income ..........    (0.48)        (0.52)           (0.52)         (0.58)          (0.55)
                                                      -------       -------       ----------      ---------       ---------
Net asset value, end of period .....................  $  8.53       $  8.40       $     8.12      $    8.19       $    7.60
                                                      =======       =======       ==========      =========       =========
Total return .......................................     7.52%        10.20%           5.71%         15.91%          (2.07)%
Ratio to average net assets:
 Expenses ..........................................     1.01%         1.01%           1.05%          1.01%           0.98%
 Net investment income .............................     5.85%         6.28%           6.56%          7.10%           6.90%
Portfolio turnover rate ............................    54.47%       134.28%         128.76%         30.69%          37.15%
Net assets at end of period(000's omitted) .........  $273,591     $158,071         $133,777       $130,681        $132,108

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington GNMA Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP

New York, New York
February 19, 1999

LEXINGTON
GNMA INCOME FUND, INC.

INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663






           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
           ANY KIND SHOULD BE SENT TO:


           TRANSFER AGENT
           ------------------------------------------------
           STATE STREET BANK AND

           TRUST COMPANY
           c/o National Financial Data Services
           1004 Baltimore
           Kansas City, MIssouri 64105


           OR CALL TOLL FREE:
           SERVICE AND SALES: 1-800-526-0056
           24 HOUR ACCOUNT INFORMATION:
           1-800-526-0052
           -------------------------------------------------


----------------------------------------------------------
(800) 526-0052

                        "LEXLINE"
        24 hour toll-free telephone access to your
                  Lexington Fund account
      Price/Yield o Account Balances o Exchanges o
 Last Transactions o Total Return  o Duplicate Statements
---------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington GNMA Income, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




                                  [LEXINGTON]


                                [GRAPHIC OMITTED]


                                   LEXINGTON
                                      GNMA
                               INCOME FUND, INC.

                                  ------------

                           An investment primarily in
                              mortgage-backed GNMA
                        Certificates that are guaranteed
                           as to the timely payment of
                          principal and interest by the
                            United States Government.
                                 -------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1998
                              The Lexington group
                                   of NO LOAD
                              Investment Companies


                                [GRAPHIC OMITTED